Supplement Dated November 7, 2003
                         To Prospectus Dated May 1, 2003
                   For Group Variable Universal Life Insurance

                   Special Features Of The Group Contract For
                                    KPMG LLP

This document is a supplement to the prospectus dated May 1, 2003 (the "prospectus") for the Group Variable Universal Life Insurance contract and Certificates that the Prudential Insurance Company of America ("Prudential Insurance", "we", "us") offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the KPMG LLP Group Variable Universal Life Contract and Certificates. In this supplement, we list the 12 Funds that are available to you under the KPMG LLP Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms "maximum" and "current charge". The "maximum", in each instance, is the highest charge that we are entitled to make under the Group Contract. The "current charge" is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate or surrender the Certificate.

---------------------------------------------------------------------------------------------------------------------------
                                Transaction Fees

---------------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted                      Amount Deducted
---------------------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on         This charge is deducted when premiums are    Maximum - 3.5% of each premium payment.
Premiums (Load)                 paid.                                        Current charge - 0.0%.
---------------------------------------------------------------------------------------------------------------------------
Premium Taxes(1)                This charge is deducted when premiums are    Current amount deducted - 1.92% of each
                                paid.                                        premium payment.
---------------------------------------------------------------------------------------------------------------------------
Processing Charge               This charge is deducted when premiums are    Maximum - $2 from each premium payment.
                                paid.                                        Current charge - $0.00.
---------------------------------------------------------------------------------------------------------------------------


(1) For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 1.92% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.


---------------------------------------------------------------------------------------------------------------------------
Deferred Sales Charge (Load)    This charge is assessed on a full            Maximum - the lesser of $20 or 2% of the
                                Surrender of a Certificate.                  amount surrendered.
                                                                             Current charge - $0.00.
---------------------------------------------------------------------------------------------------------------------------
Other Surrender Fees            This charge is assessed on a Withdrawal      Maximum - the lesser of $20 or 2% of the
                                (Partial Surrender).                         amount withdrawn.

Current charge - $0.00.
---------------------------------------------------------------------------------------------------------------------------
Transfer Charges                This charge is assessed when transfers       Maximum - $20 per transfer after the twelfth.
                                between investment options exceed 12 in a    Current charge - $0.00
                                Certificate Year.
---------------------------------------------------------------------------------------------------------------------------
Loan Transaction Charge         This charge is assessed when a loan is       Maximum - $20.
                                processed.                                   Current charge - $0.00
---------------------------------------------------------------------------------------------------------------------------
Loan Interest                   This charge is assessed annually.            Current charge - The Loan Account crediting
                                                                             rate plus 2%. The Loan Account crediting
                                                                             rate will generally be equal to the Fixed
                                                                             Account crediting rate.
---------------------------------------------------------------------------------------------------------------------------


The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including Portfolio Company fees and expenses.


---------------------------------------------------------------------------------------------------------------------------
            Periodic Charges Other Than The Funds' Operating Expenses
---------------------------------------------------------------------------------------------------------------------------
Charge                                           When Charge is Deducted  Amount Deducted
---------------------------------------------------------------------------------------------------------------------------
*Cost of Insurance(2)                                                     Maximum - $0.1275
                                                                          Minimum - $0.1275**
        Charge for a Representative              Deducted monthly.        Representative current charge - $0.127504***
        Certificate Owner
---------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees                  Deducted daily.          Maximum - 0.90% of the amount of assets in the
                                                                          variable investment options.
                                                                          Current charge - 0.45% of the amount of assets in
                                                                          the variable investment options

---------------------------------------------------------------------------------------------------------------------------
Charge for Administrative Expenses               Deducted monthly.        Maximum - $6.00
                                                                          Current charge - $0.00
---------------------------------------------------------------------------------------------------------------------------


  * The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
 ** This amount is the minimum currently charged. The
    contract does not specify a guaranteed minimum rate.
*** The representative current charge for cost of insurance is the rate currently charged for active partners.


The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund's fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.


(2) The Cost of Insurance ("COI") charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.


---------------------------------------------------------------------------------------------------------------------------
                      Total Annual Fund Operation Expenses*                            Minimum          Maximum
---------------------------------------------------------------------------------------------------------------------------
Gross expenses deducted from the Fund's assets, including management fees,
distribution [and/or service] (12b-1) fees, and other expenses                          0.37%            1.10%
---------------------------------------------------------------------------------------------------------------------------


*For 2002, the net fees of these funds ranged on an annual basis from 0.37% to 0.90% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).


Portfolio Companies

There are currently 12 variable investment options offered under the KPMG LLP Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.


The Funds

The Prudential Series Fund, Inc.

Equity Portfolio:  Seeks long-term growth of capital.

Global Portfolio:  Seeks long-term growth of capital.

High Yield Bond Portfolio:  Seeks a high total return.

Jennison Portfolio: Seeks long-term growth of capital.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

Small Capitalization Stock Portfolio:  Seeks long-term growth of capital.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks.


American Century Variable Portfolios, Inc.

VP Value Portfolio: Seeks long-term capital growth over time with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

Janus Aspen Series
(Institutional Shares)

Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of foreign and domestic issuers.


MFS(R) Variable Insurance Trust(SM)
(Initial Class Shares)

MFS Bond Series: Seeks mainly to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital by investing at least 80% of its net assets in fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities. The series may also invest in derivative securities.

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Strategic Income Series: Seeks to provide high current income and capital appreciation by investing at least 65% of its net assets in U.S. government securities and foreign government securities.

Fund Fees And Expenses


============================================================================================
                                                                                   Total
                                              Management    12b-1      Other      Annual
                   Funds                          Fee        Fees    Expenses    Expenses
--------------------------------------------------------------------------------------------
 Prudential Series Fund,  Inc.
 (Class I Shares)
   Equity Portfolio                              0.45%        --       0.03%       0.48%
   Global Portfolio                              0.75%        --       0.07%       0.82%
   High Yield Bond Portfolio                     0.55%        --       0.03%       0.58%
   Jennison Portfolio                            0.60%        --       0.01%       0.61%
   Money Market Portfolio                        0.40%        --       0.03%       0.43%
   Small Capitalization Stock Portfolio          0.40%        --       0.06%       0.46%
   Stock Index Portfolio                         0.35%        --       0.02%       0.37%
--------------------------------------------------------------------------------------------

 American Century Variable
 Portfolios, Inc.
   VP Value Portfolio (1)                        0.95%        --       0.00%       0.95%
--------------------------------------------------------------------------------------------

 Janus Aspen Series (Institutional Shares)
   Worldwide Growth Portfolio (2)                0.65%        --       0.05%       0.70%
--------------------------------------------------------------------------------------------

 MFS Variable Insurance Trust
 (Initial Class Shares)
   MFS Bond Series (3) (4)                       0.60%        --       0.32%       0.92%
   MFS Research Series (3)                       0.75%        --       0.12%       0.87%
   MFS Strategic Income (3) (4)                  0.75%        --       0.35%       1.10%
============================================================================================


(1) This fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

(2) Expenses are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.

(3) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 0.86% for Research Series

(4) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that each series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually for each series except the money market series, which will not exceed 0.10%.


Fund Advisers

Prudential Investment LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager to closed-end investment companies, with aggregate assets of approximately $86.1 billion.

The Fund uses a "manager-of"managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocation assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management. PI payes each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC ("Jennison"), serves as the subadviser for the Global Portfolio and the Jennison Portfolio. Jennison serves as a subadviser for a portion of the assets of the Equity Portfolio. Jennison's address is 466 Lexington Avenue, New York, NY 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2002, Jennison had approximately $48 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. ("PIM") serves as the subadviser for the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio and the Stock Index Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

GE Asset Management, Incorporated ("GEAM") serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, CT 06927.

Salomon Brothers Asset Management Inc. ("Salomon") serves as a subadviser for a portion of the assets of the Equity Portfolio. Salomon's address is 399 Park Avenue, New York, NY 10022.

The investment adviser for the above-mentioned American Century portfolio is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser and Janus Distributors LLC serves as the principal underwriter to the above-mentioned Janus portfolio. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

The investment adviser for each MFS series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

Your enrollment kit gives more information about the past performance of each investment option. This past performance is no guarantee of future results.


You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.


Charges

The current charges under the KPMG LLP Group Contract are as follows:

1. Charges For Taxes on Premium Payments. Prudential Insurance deducts a charge of 1.92% from each premium payment. This charge is to compensate Prudential Insurance for incurring state and local premium taxes (currently 1.57%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. Daily Charges for Mortality and Expense Risks. Prudential Insurance deducts this charge from the assets of the Subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks.

     For KPMG LLP, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. Daily Charges for Investment Management fees and Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

4. Monthly COI Charge. Prudential Insurance deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

     The current cost of insurance rate per thousand for all active, non-retired participants is $0.1275.

     The following table provides sample per thousand cost of insurance rates (net of taxes) for active participants:

------------------------------------ -------------------------------------------
Insured's Age                        Monthly Cost of Insurance Rate per $1000
------------------------------------ -------------------------------------------
35                                   $.1275
------------------------------------ -------------------------------------------
45                                   $.1275
------------------------------------ -------------------------------------------
55                                   $.1275
------------------------------------ -------------------------------------------



5. Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.


Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

Former Partners of KPMG LLP and Subsidiaries or one of its affiliated companies, who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and have elected to continue coverage on a Portable basis prior to 11/7/2003.
We refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

Enrollment Period: There is a limited enrollment period for the KPMG LLP Group Variable Universal Life Insurance plan. A participant would have had to be enrolled in the plan prior to 11/7/2003.

Coverage Information

Face Amount

An eligible Partner may have chosen a Face Amount of 1 to 6 times annual base earnings (less incentive compensation), rounded to the nearest $100,000, up to a maximum of $3,000,000.


Evidence of Good Health

Because you may no longer elect or increase your coverage, there is no requirement of evidence of good health.

Changes In Face Amount

Increases In Face Amount: After 11/7/2003, the Face Amount of insurance that you have previously chosen may not be increased.
Decreases In Face Amount: Your Face Amount will decrease only if you voluntarily choose to reduce it. The minimum that you can reduce it to is $1,000,000.
See the Tax Treatment of Certificate Benefits section of the prospectus. You should also get advice from a tax advisor.


Additional Insurance Benefits

Accelerated Death Benefit: A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means the Participant has a life expectancy of 6 months or less.


Exclusions

There are no exclusions in the KPMG Group Variable Universal Life Insurance plan.


Changes In Personal Status

Continuing Coverage When You Become Disabled

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.



Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. We refer to this as Portable coverage. Your rates for Portable coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential Insurance portability pool. These rates will be higher than your active rates. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses. If the KPMG LLP Group Contract terminates, you may nonetheless continue your Portable coverage.

Termination of The Group Contract

Either KPMG or Prudential Insurance may terminate the KPMG LLP Group Contract, although Prudential Insurance will only do so under certain conditions described in the prospectus. If the KPMG LLP Group Contract is terminated, then you will have the option of electing to have Prudential Insurance continue to bill you directly for premium payments (with a fee, currently $3 per bill, for administration expenses charged to you); electing to convert to an individual life insurance policy; electing to use your Certificate Fund to buy paid-up life insurance coverage; or receiving a lump sum payment.

See the Options on Termination of Coverage section of the prospectus.


Premiums

Payment of Premiums

All participants will be billed directly by Prudential Insurance and will submit their premium payments directly to Prudential Insurance.

You may also make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Tax Treatment of Certificate Benefits section of the prospectus.

When Monthly Charges are Deducted

We calculate and deduct the charges monthly from your Certificate Fund, depending upon whether you make routine premium payments to Prudential Insurance. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.


If you make routine premium payments directly to Prudential Insurance, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payment has not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.


Cash Surrender Value and Death Benefit

If you ask, Prudential Insurance will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a "personalized illustration". This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.


Cancellation Rights

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the "A Free-Look" Period section of the prospectus for more details.


Other Primary Features of The Plan

The prospectus describes the standard features of the KPMG LLP Group Contract, including:


o        the free-look period

o        transfers between investment options

o        dollar cost averaging

o        how paid-up coverage may be available

o        contestability rules

o        how you can change future premium allocations among investment options

o        the Death Benefit and Contract values

o        withdrawals

o        details on how loans work

o        how your insurance could end (known as "lapsing")

o        reinstatement of your coverage

o        tax treatment of Certificate benefits

o        definition of special terms


Please refer to the prospectus for information on these and other features of the KPMG LLP Group Contract.


Please contact the Prudential Insurance Company of America's Group Variable Universal Life Customer Service Center at 1-800-562-9874 to answer any questions or to obtain transaction forms.